UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2022

IMARA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39247	81-1523849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue, 6th Floor Boston, MA		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 206-2020

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IMRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 25, 2022, IMARA Inc. (the “Company”) entered into a Second Amendment and Termination of Office Lease Agreement (the “Termination Agreement”) with Columbia REIT – 116 Huntington, LLC (the “Landlord”), which was effective as of July 21, 2022 (the “Effective Date”).  Subject to certain conditions precedent as discussed herein, the Termination Agreement will terminate the term of the Company’s lease of 9,236 square feet of office space at 116 Huntington Ave, Boston, MA 02116 (the “Office Space”) pursuant to that certain Office Lease Agreement dated May 20, 2019 (as amended, the “Lease Agreement”) with Landlord.  The term of the Lease Agreement was scheduled to expire on March 31, 2027. In exchange for the early termination of the Lease Agreement, the Company agreed to pay the Landlord a one-time termination fee in the amount of $315,000.

The Lease Agreement will terminate on the date that is five days following the date that the Landlord notifies the Company that the Landlord has executed a lease agreement for the Office Space with a new third-party tenant (the “Termination Date”). Notwithstanding the foregoing, Landlord has the right to terminate the Termination Agreement at any time prior to the Termination Date.  In the event that the Termination Date does not occur on or prior to the date that is 30 days following the Effective Date or the Landlord elects to terminate the Termination Agreement in accordance with the prior sentence, then the Termination Agreement shall be deemed automatically null and void.

Subject to the Termination Date occurring, the termination of the Lease Agreement is intended to reduce the Company’s operating expenses while the Company continues its previously announced comprehensive assessment of its strategic options to maximize stockholder value.

The foregoing description of the Termination Agreement is qualified by reference to Termination Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 1.02 of this Current Report on Form 8-K by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Second Amendment and Termination of Office Lease Agreement, effective July 21, 2022, between the Registrant and Columbia REIT – 116 Huntington, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMARA INC.

Date: July 29, 2022	By:	/s/ Michael Gray
Name: Michael Gray
Title: Chief Financial Officer and Chief Operating Officer